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                                                                   Exhibit 10.13

                     SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of June 30, 1999, by and between SEATTLE FILMWORKS, INC., a Washington corporation, OPTICOLOR, INC., a Washington corporation, and SEATTLE FILMWORKS MANUFACTURING COMPANY, INC., a Washington corporation (collectively, "Borrowers," and each individually, a "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").


                                   RECITALS
                                   --------

     WHEREAS, Borrowers are currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrowers and Bank dated as of March 1, 1997, as amended by that certain First Amendment to Credit Agreement dated as of February 24, 1998 and extended by that certain letter extension dated as of April 1, 1999, and as the same may be further amended from time to time ("Credit Agreement").

     WHEREAS, Bank and Borrowers have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

     1. Section 1.1.(a) is hereby amended by deleting "June 30, 1999" as the last day on which Bank will make advances under the Line of Credit, and by substituting for said date "June 30, 2000," with such change to be effective upon the execution and delivery to Bank of a promissory note substantially in the form of Exhibit A attached hereto (which promissory note shall replace and be deemed the Line of Credit Note defined in and made pursuant to the Credit Agreement) and all other contracts, instruments and documents required by Bank to evidence such change.

     2. The parties acknowledge and agree that no conversion of the Line of Credit balance has occurred under Section 1.1.(d). Section 1.1.(d) is hereby deleted in its entirety, without substitution therefor, together with Exhibit B and all references in the Credit Agreement to the "Converted Term Loan" and the "Converted Term Loan Note."
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     3.  Section 1.1.(e)(iii) is hereby deleted in its entirety, and the following substituted therefor:

                    "(iii) The term "Permitted Acquisition" means an Acquisition in any given fiscal year which meets the following conditions: The aggregate consideration paid or to be paid in the Acquisition for the assets or business to be acquired from the Target, or the stock, partnership interests or membership interests of the Target (whether paid or to be paid in the form of cash, stock, contingent or non-contingent liabilities assumed, or other consideration) (collectively, "Aggregate Consideration") shall not, when combined with (i) all such consideration paid or to be paid with respect to all other Permitted Acquisitions that have been consummated in such fiscal year as of the date of the proposed Acquisition and (ii) the aggregate of all other fixed asset and capital asset investments by Borrowers in such fiscal year as of the date of the proposed Acquisition, does not exceed the greater of (i) $9,000,000.00, less outstanding bank debt, or (ii) Borrowers' consolidated cash and marketable securities, less outstanding bank debt, in either case as reported by Parent Company in its most recent report filed with the SEC on Form 10-Q or 10-K. Notwithstanding the foregoing, no Acquisition shall be considered a Permitted Acquisition at any time that Parent Company is delinquent in filing its annual or quarterly report on Form 10-Q or Form 10-K with the SEC."

     4. Section 4.3.(a) is hereby amended by deleting the words "...a consolidated and consolidating financial statement..." in the second line thereof and substituting therefor the words "...audited consolidated financial statements...".

     5. Sections 4.8.(a) and (b) are hereby deleted in their entirety, and the following substituted therefor:

               "(a) Net income after provision for taxes of not less than $1.00 on a trailing four-quarter basis, determined as of each fiscal quarter end (excluding from each such computation, the amortization expense associated with certain capitalized

                                      -2-
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          Acquisition costs in the amount of, at fiscal year end September 26,
          1998, $16,800,000.00).

               (b) Net Worth measured quarterly at the end of each fiscal quarter, not less than $28,000,000.00, with "Net Worth" defined as total stockholders' equity."

     6.   The following is hereby added to the Credit Agreement as Section
4.8.(e):


               "(e) Quick Ratio not at any time less than 1.3 to 1.0, with "Quick Ratio" defined as the aggregate of unrestricted cash, unrestricted marketable securities and receivables convertible into cash divided by total current liabilities."

     7.  The following is hereby added to the Credit Agreement as Section 4.11.:

               "SECTION 4.11. YEAR 2000 COMPLIANCE. Perform all acts reasonably necessary to ensure that (a) Borrower and any business in which Borrower holds a substantial interest, and
          (b) all customers, suppliers and vendors that are material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used herein, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Bank such certifications or other evidence of Borrower's compliance with the terms hereof as Bank may from time to time require."

     8. Section 5.2. is hereby deleted in its entirety, and the following substituted therefor:

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               "CAPITAL EXPENDITURES. Make any additional investment
          in fixed or capital assets in any fiscal year, which, when combined with (a) all other investments in fixed or capital assets made by Borrowers in such fiscal year as of the date such proposed additional investment, and (b) the Aggregate Consideration paid by Borrowers in Permitted Acquisitions
          (iii) in such fiscal year as of such date, exceeds the greater of (i) $9,000,000.00, less outstanding bank debt, or
          (ii) Borrowers' consolidated cash and marketable securities, less outstanding bank debt, in either case as reported by Parent Company in its most recent report filed with the SEC on Form 10-Q or 10-K. Notwithstanding the foregoing, no additional investment in fixed or capital assets shall be made if Parent Company is then delinquent in filing its annual or quarterly report on Form 10-Q or Form 10-K with the SEC."

     9. Section 5.3. is hereby amended by deleting the reference to the amount "$500,000.00" in the first sentence thereof and substituting therefor the amount "$1,300,000.00".

     10. Borrowers shall pay to Bank a non-refundable commitment fee for the Line of Credit equal to $7,500.00, which fee shall be due and payable in full upon the execution of this Amendment.

     11. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

     12. Borrowers hereby remake all representations and warranties contained in the Credit Agreement and reaffirm all covenants set forth therein. Borrowers further certify that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

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ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR
ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

                                WELLS FARGO BANK,
SEATTLE FILMWORKS, INC.           NATIONAL ASSOCIATION


By: /s/ L. Cashmore Bond        By: /s/Donald Ralston
                                     Donald Ralston
Title: CFO/Treasurer                 Vice President


OPTICOLOR, INC.

By: /s/ L. Cashmore Bond

Title: CFO/Tresurer


SEATTLE FILMWORKS MANUFACTURING COMPANY

By: /s/ L. Cashmore Bond

Title: CFO/Treasurer

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